                                                                     Exhibit 3.4

                        ______________________________

                                    BY-LAWS


                                       OF

                           PRIME RESPONSE GROUP INC.

                        ______________________________

                               TABLE OF CONTENTS
                               -----------------

          Section                                                                                                              Page
          -------                                                                                                              ----
ARTICLE I OFFICES...........................................................................................................      1

     SECTION 1.01   Registered Office.......................................................................................      1
     SECTION 1.02   Other Offices...........................................................................................      1

ARTICLE II MEETINGS OF STOCKHOLDERS.........................................................................................      1

     SECTION 2.01   Annual Meetings.........................................................................................      1
     SECTION 2.02   Special Meetings........................................................................................      1
     SECTION 2.03   Notice of Meetings......................................................................................      1
     SECTION 2.04   Waiver of Notice........................................................................................      2
     SECTION 2.05   Adjournments............................................................................................      2
     SECTION 2.06   Quorum..................................................................................................      2
     SECTION 2.07   Voting..................................................................................................      3
     SECTION 2.08   Proxies.................................................................................................      3
     SECTION 2.09   Stockholders' Consent in Lieu of Meeting................................................................      3

ARTICLE III BOARD OF DIRECTORS..............................................................................................      3

     SECTION 3.01   General Powers..........................................................................................      3
     SECTION 3.02   Number and Term of Office...............................................................................      3
     SECTION 3.03   Resignation.............................................................................................      4
     SECTION 3.04   Removal.................................................................................................      4
     SECTION 3.05   Vacancies...............................................................................................      4
     SECTION 3.06   Meetings................................................................................................      4
     SECTION 3.07   Committees of the Board.................................................................................      5
     SECTION 3.08   Directors' Consent in Lieu of Meeting...................................................................      6
     SECTION 3.09   Action by Means of Telephone or Similar Communications Equipment........................................      6
     SECTION 3.10   Compensation............................................................................................      6

ARTICLE IV OFFICERS.........................................................................................................      6

     SECTION 4.01   Officers................................................................................................      6
     SECTION 4.02   Authority and Duties....................................................................................      7
     SECTION 4.03   Term of Office, Resignation and Removal.................................................................      7
     SECTION 4.04   Vacancies...............................................................................................      7
     SECTION 4.05   The Chairman............................................................................................      7
     SECTION 4.06   The President...........................................................................................      7
     SECTION 4.07   Vice Presidents.........................................................................................      8
     SECTION 4.08   The Secretary...........................................................................................      8
     SECTION 4.09   Assistant Secretaries...................................................................................      8
     SECTION 4.10   The Treasurer...........................................................................................      8
     SECTION 4.11   Assistant Treasurers....................................................................................      8
     SECTION 4.12   Compensation............................................................................................      9

ARTICLE V INTERESTED PERSONS................................................................................................      9

     SECTION 5.01   Transactions with Interested Persons....................................................................      9
     SECTION 5.02   Quorum..................................................................................................      9

ARTICLE VI SHARES AND TRANSFERS OF SHARES...................................................................................     9

     SECTION 6.01   Certificates Evidencing Shares..........................................................................     9
     SECTION 6.02   Stock Ledger............................................................................................    10
     SECTION 6.03   Transfers of Shares.....................................................................................    10
     SECTION 6.04   Addresses of Stockholders...............................................................................    10
     SECTION 6.05   Lost, Destroyed and Mutilated Certificates..............................................................    10
     SECTION 6.06   Regulations.............................................................................................    10
     SECTION 6.07   Fixing Date for Determination of Stockholders of Record.................................................    11

ARTICLE VII SEAL    11

     SECTION 7.01   Seal....................................................................................................    11

ARTICLE VIII FISCAL YEAR....................................................................................................    11

     SECTION 8.01   Fiscal Year.............................................................................................    11

ARTICLE IX VOTING OF SHARES IN OTHER CORPORATIONS...........................................................................    11

     SECTION 9.01   Voting of Shares in Other Corporations..................................................................    11

ARTICLE X INDEMNIFICATION...................................................................................................    11

     SECTION 10.01  Indemnification.........................................................................................    11

ARTICLE XI AMENDMENTS.......................................................................................................    12

     SECTION 11.01  Amendments..............................................................................................    12

                                    BY-LAWS

                                       OF

                           PRIME RESPONSE GROUP INC.

                                   ARTICLE I

                                    OFFICES

      SECTION 1.01  Registered Office. Unless and until otherwise determined by
                    -----------------
Prime Response Group Inc. (the "Corporation"), the registered office of the
                                -----------
Corporation in the State of Delaware shall be at the office of The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801 and the registered agent in charge thereof shall be The Corporation Trust Company.

      SECTION 1.02  Other Offices. The Corporation may also have an office or
                    -------------
offices at any other place or places within or without the State of Delaware as the Board of Directors of the Corporation (the "Board") may from time to time
                                                -----
determine or the business of the Corporation may from time to time require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

      SECTION 2.01  Annual Meetings. The annual meeting of stockholders of the
                    ---------------
Corporation for the election of directors of the Corporation ("Directors") and
                                                               ---------
for the transaction of such other business as may properly come before such meeting, shall be held at such place, date and time as shall be fixed by the Board and designated in the notice or waiver of notice of such annual meeting;

provided, however, that no annual meeting of stockholders need be held if all
--------  -------
actions, including the election of Directors, required by the General Corporation Law of the State of Delaware (the "General Corporation Law") to be
                                               -----------------------
taken at such annual meeting are taken by written consent in lieu of meeting pursuant to Section 2.09 hereof.

      SECTION 2.02  Special Meetings. Special meetings of stockholders for any
                    ----------------
purpose or purposes may be called by the Board or the Chairman of the Corporation (the "Chairman"), the President of the Corporation (the "President")
                  --------                                           ---------
or the Secretary of the Corporation (the "Secretary") or by the recordholders of
                                          ---------
at least ten percent of the shares of common stock of the Corporation issued and outstanding and entitled to vote thereat, to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof.

      SECTION 2.03  Notice of Meetings. (a) Except as otherwise provided by law,
                    ------------------
written notice of each annual or special meeting of stockholders stating the place, date and time of such meeting and, in the case of a special meeting, the purpose or purposes for which such meeting is to be held, shall be given personally or by first-class mail (airmail in the case of international communications) to each stockholder of record (a "Stockholder") entitled to vote thereat, not
                          -----------
less than 10 nor more than 60 days before the date of such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the Stockholder at such Stockholder's address as it appears on the records of the Corporation. If, prior to the time of mailing, the Secretary shall have received from any Stockholder a written request that notices intended for such Stockholder are to be mailed to some address other than the address that appears on the records of the Corporation, notices intended for such Stockholder shall be mailed to the address designated in such request.

          (b) Notice of a special meeting of Stockholders may be given by the person or persons calling the meeting, or, upon the written request of such person or persons, such notice shall be given by the Secretary on behalf of such person or persons. If the person or persons calling a special meeting of Stockholders give notice thereof, such person or persons shall deliver a copy of such notice to the Secretary. Each request to the Secretary for the giving of notice of a special meeting of Stockholders shall state the purpose or purposes of such meeting.

      SECTION 2.04  Waiver of Notice. Notice of any annual or special meeting of
                    ----------------
Stockholders need not be given to any Stockholder who files a written waiver of notice with the Secretary, signed by the person entitled to notice, whether before or after such meeting. Neither the business to be transacted at, nor the purpose of, any meeting of Stockholders need be specified in any written waiver of notice thereof. Attendance of a Stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, except when such Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the notice of such meeting was inadequate or improperly given.

      SECTION 2.05  Adjournments. Whenever a meeting of Stockholders, annual or
                    ------------
special, is adjourned to another date, time or place, notice need not be given of the adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder entitled to vote thereat. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

      SECTION 2.06  Quorum.  Except as otherwise provided by law or the
                    ------
Certificate of Incorporation of the Corporation, as amended from time to time (the "Certificate of Incorporation"), the recordholders of a majority of the
      ----------------------------
shares of capital stock (the "Shares") entitled to vote thereat, present in
                              ------
person or by proxy, shall constitute a quorum for the transaction of business at all meetings of Stockholders, whether annual or special. If, however, such quorum shall not be present in person or by proxy at any meeting of Stockholders, the Stockholders entitled to vote thereat may adjourn the meeting from time to time in accordance with Section 2.05 hereof until a quorum shall be present in person or by proxy.

      SECTION 2.07  Voting.  Except as otherwise provided in the Certificate of
                    ------
Incorporation, each Stockholder shall be entitled to one vote for each Share held of record by such Stockholder. Except as otherwise provided by law or the Certificate of Incorporation, when a quorum is present at any meeting of Stockholders, the vote of the recordholders of a majority of the Shares constituting such quorum shall decide any question brought before such meeting.

      SECTION 2.08  Proxies. Each Stockholder entitled to vote at a meeting of
                    -------
Stockholders or to express, in writing, consent to or dissent from any action of Stockholders without a meeting may authorize another person or persons to act for such Stockholder by proxy. Such proxy shall be filed with the Secretary before such meeting of Stockholders or such action of Stockholders without a meeting, at such time as the Board may require. No proxy shall be voted or acted upon more than three years from its date, unless the proxy provides for a longer period.

      SECTION 2.09  Stockholders' Consent in Lieu of Meeting.  Except as may
                    ----------------------------------------
otherwise be provided by law or in the Certificate of Incorporation, any action required by the General Corporation Law to be taken at any annual or special meeting of Stockholders, and any action which may be taken at any annual or special meeting of Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the recordholders of Shares having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which the recordholders of all Shares entitled to vote thereon were present and voted.


                                   ARTICLE III

                               BOARD OF DIRECTORS

      SECTION 3.01  General Powers. Except as may otherwise be provided by law
                    --------------
or in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these By-laws directed or required to be exercised or done by Stockholders.

      SECTION 3.02  Number and Term of Office. The number of Directors shall be
                    -------------------------
five. Directors need not be Stockholders. Directors shall be elected at the annual meeting of Stockholders or, if, in accordance with Section 2.01 hereof, no such annual meeting is held, by written consent in lieu of meeting pursuant to Section 2.09 hereof, and each Director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided.

      SECTION 3.03  Resignation.  Any Director may resign at any time by giving
                    -----------
written notice to the Board, the Chairman or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board, the Chairman or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

      SECTION 3.04  Removal.  Except as otherwise provided in the Certificate of
                    -------
Incorporation, any or all of the Directors may be removed, with or without cause, at any time by vote of the recordholders of a majority of the Shares then entitled to vote at an election of Directors, or by written consent of the recordholders of such Shares pursuant to Section 2.09 hereof.

      SECTION 3.05  Vacancies.  Except as otherwise provided in the Certificate
                    ---------
of Incorporation, vacancies occurring on the Board as a result of the removal of Directors without cause may be filled only by vote of the recordholders of a majority of the Shares then entitled to vote at an election of Directors, or by written consent of such recordholders pursuant to Section 2.09 hereof. Vacancies occurring on the Board for any other reason, including, without limitation, vacancies occurring as a result of the creation of new directorships that increase the number of Directors, may be filled by such vote or written consent or by vote of the Board or by written consent of the Directors pursuant to
Section 3.08 hereof. If the number of Directors then in office is less than a quorum, such other vacancies may be filled by vote of a majority of the Directors then in office or by written consent of all such Directors pursuant to
Section 3.08 hereof. Unless earlier removed pursuant to Section 3.04 hereof, each Director chosen in accordance with this Section 3.05 shall hold office until the next annual election of Directors by the Stockholders and until his successor shall be elected and qualified.

      SECTION 3.06  Meetings. As soon as practicable after each annual election
                    --------
of Directors by the Stockholders, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 3.08 hereof.

          (a) Other Meetings.  Other meetings of the Board shall be held at such
              -------------
times as the Chairman, the President, the Secretary or a majority of the Board shall from time to time determine.

          (b) Notice of Meetings.  The Secretary shall give written notice to
              ------------------
each Director of each meeting of the Board, which notice shall state the place, date, time and purpose of such meeting. Notice of each such meeting shall be given to each Director, if by mail, addressed to him at his residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent to him at such place by telecopy, telegraph, cable, or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held. A written waiver of notice, signed by the Director entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any meeting of the Board need be specified in any written waiver of notice thereof. Attendance of a Director at a meeting of the Board shall constitute a waiver of notice of such meeting, except as provided by law.

          (c) Place of Meetings.  The Board may hold its meetings at such place
              -----------------
or places within or without the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

          (d) Quorum and Manner of Acting. One-third of the total number of
              ---------------------------
Directors then in office (but in no event less than two if the total number of directorships, including vacancies, is greater than one and in no event a number less than one-third of the total number of directorships, including vacancies) shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those Directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law, the Certificate of Incorporation or these By-laws. In the absence of a quorum for any such meeting, a majority of the Directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

          (e) Organization.  At each meeting of the Board, one of the
              ------------
following shall act as chairman of the meeting and preside, in the following order of precedence:

               (i)   the Chairman, if any;

               (ii)  the President;

               (iii) any Director chosen by a majority of the Directors
                     present.

     The Secretary or, in the case of his absence, any person (who shall be an Assistant Secretary of the Corporation (an "Assistant Secretary"), if an
                                            -------------------
Assistant Secretary is present) whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

      SECTION 3.07  Committees of the Board. The Board may, by resolution passed
                    -----------------------
by a majority of the whole Board, designate one or more committees, each committee to consist of one or more Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member. Any committee of the Board, to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it, provided, however, that no such committee shall
                                 --------  -------
have such power of authority in reference to amending the Certificate of Incorporation (except that such a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the number of shares of any series), adopting an agreement of merger or consolidation under Section 251 or 252 of the General Corporation Law, recommending to the Stockholders the sale, lease or exchange of all or substantially all the Corporation's property and assets, recommending to the Stockholders a dissolution of the Corporation or the revocation of a dissolution, or amending these By-laws; provided further, however, that, unless
                                        -------- -------  -------
expressly so provided in the resolution of the Board designating such committee, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law. Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board.

     SECTION 3.08   Directors' Consent in Lieu of Meeting. Any action required
                    -------------------------------------
or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the members of the Board or such committee and such consent is filed with the minutes of the proceedings of the Board or such committee.

      SECTION 3.09  Action by Means of Telephone or Similar Communications
                    ------------------------------------------------------
Equipment. Any one or more members of the Board, or of any committee thereof,
---------
may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

      SECTION 3.10  Compensation. Directors shall not receive any stated salary
                    ------------
for their services as directors or as members of committees, except as authorized by the Stockholders. No such compensation or reimbursement shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.


                                   ARTICLE IV

                                    OFFICERS

      SECTION 4.01  Officers.  The officers of the Corporation (the "Officers")
                    --------                                         --------
shall be the President, the Secretary and a Treasurer and may include a Chairman, one or more Vice Presidents of the Corporation ("Vice Presidents")
                                                           ---------------

(including, one or more Executive and/or Senior Vice Presidents), one or more Assistant Secretaries, one or more Assistant Treasurers of the Corporation ("Assistant Treasurers") and such other Officers as the Board may determine. Any
  --------------------
two or more offices may be held by the same person.

      SECTION 4.02  Authority and Duties. All Officers shall have such authority
                    --------------------
and perform such duties in the management of the Corporation as may be provided in these By-laws or, to the extent not so provided, by resolution of the Board.

      SECTION 4.03  Term of Office, Resignation and Removal. (a) Each Officer
                    ---------------------------------------
shall be appointed by the Board and shall hold office for such term as may be determined by the Board. Each Officer shall hold office until his successor has been appointed and qualified or his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any Officer to give security for the faithful performance of his duties.

          (b) Any Officer may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board, the Chairman, the President or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

          (c) All Officers and agents appointed by the Board shall be subject to removal, with or without cause, at any time by the Board.

      SECTION 4.04  Vacancies. Any vacancy occurring in any office of the
                    ---------
Corporation, for any reason, shall be filled by action of the Board. Unless earlier removed pursuant to Section 4.03 hereof, any Officer appointed by the Board to fill any such vacancy shall serve only until such time as the unexpired term of his predecessor expires unless reappointed by the Board.

      SECTION 4.05  The Chairman. The Chairman, if one shall be appointed, shall
                    ------------
have the power to call special meetings of Stockholders, to call special meetings of the Board and, if present, to preside at all meetings of Stockholders and all meetings of the Board. The Chairman shall perform all duties incident to the office of Chairman of the Board and all such other duties as may from time to time be assigned to him by the Board or these By-laws.

      SECTION 4.06  The President. The President shall have general and active
                    -------------
management and control of the business and affairs of the Corporation, subject to the control of the Board, and shall see that all orders and resolutions of the Board are carried into effect. The President shall perform all duties incident to the office of President and all such other duties as may from time to time be assigned to him by the Board or these By-laws.

      SECTION 4.07  Vice Presidents. Vice Presidents, if any, in order of their
                    ---------------
seniority or in any other order determined by the Board, shall generally assist the President and perform such other duties as the Board or the President shall prescribe, and in the absence or disability of the President, shall perform the duties and exercise the powers of the President.

      SECTION 4.08  The Secretary.  The Secretary shall, to the extent
                    -------------
practicable, attend all meetings of the Board and all meetings of Stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform the same duties for any committee of the Board when so requested by such committee. He shall give or cause to be given notice of all meetings of Stockholders and of the Board, shall perform such other duties as may be prescribed by the Board, the Chairman or the President and shall act under the supervision of the President. He shall keep in safe custody the seal of the Corporation and affix the same to any instrument that requires that the seal be affixed to it and which shall have been duly authorized for signature in the name of the Corporation and, when so affixed, the seal shall be attested by his signature or by the signature of the Treasurer of the Corporation (the "Treasurer") or an Assistant Secretary or Assistant
                         ---------
Treasurer of the Corporation. He shall keep in safe custody the certificate books and stockholder records and such other books and records of the Corporation as the Board, the Chairman or the President may direct and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman or the President.

      SECTION 4.09  Assistant Secretaries. Assistant Secretaries of the
                    ---------------------
Corporation, if any, in order of their seniority or in any other order determined by the Board, shall generally assist the Secretary and perform such other duties as the Board or the Secretary shall prescribe, and, in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary.

      SECTION 4. 10 The Treasurer. The Treasurer shall have the care and custody
                    -------------
of all the funds of the Corporation and shall deposit such funds in such banks or other depositories as the Board, or any Officer or Officers, or any Officer and agent jointly, duly authorized by the Board, shall, from time to time, direct or approve. He shall disburse the funds of the Corporation under the direction of the Board and the President. He shall keep a full and accurate account of all moneys received and paid on account of the Corporation and shall render a statement of his accounts whenever the Board, the Chairman or the President shall so request. He shall perform all other necessary actions and duties in connection with the administration of the financial affairs of the Corporation and shall generally perform all the duties usually appertaining to the office of treasurer of a corporation. When required by the Board, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board shall approve.

      SECTION 4.11  Assistant Treasurers.  Assistant Treasurers of the
                    --------------------
Corporation, if any, in order of their seniority or in any other order determined by the

Board, shall generally assist the Treasurer and perform such other duties as the Board or the Treasurer shall prescribe, and, in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer.

      SECTION 4.12  Compensation. The compensation of the Officers of the
                    ------------
Corporation shall be fixed by the Board.




                                   ARTICLE V

                               INTERESTED PERSONS

      SECTION 5.01  Transactions with Interested Persons.  No contract or
                    ------------------------------------
transaction between the Corporation and one or more of its Directors or Officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or Officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or Officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because the votes of one or more of such Directors or Officers are counted for such purpose, if:

     (a) The material facts as to that person's relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

     (b) The material facts as to that person's relationship or interest and as to the contract or transaction are disclosed or are known to the Stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the Stockholders; or

     (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof, or the Stockholders.

      SECTION 5.02  Quorum. Common or interested Directors may be counted in
                    ------
determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.


                                    ARTICLE VI

                         SHARES AND TRANSFERS OF SHARES

      SECTION 6.01  Certificates Evidencing Shares. Shares shall be evidenced by
                    ------------------------------
certificates in such form or forms as shall be approved by the Board. Certificates shall be issued in consecutive order and shall be numbered in the order of their issue, and shall be signed by the Chairman, the President or any Vice President and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. Any or all of the signatures on a certificate may be a facsimile. In the event any such Officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office or to be employed by the Corporation before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such Officer had held such office on the date of issue.

      SECTION 6.02  Stock Ledger. A stock ledger in one or more counterparts
                    ------------
shall be kept by the Secretary, in which shall be recorded the name and address of each person, firm or corporation owning the Shares evidenced by each certificate evidencing Shares issued by the Corporation, the number of Shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name Shares stand on the stock ledger of the Corporation shall be deemed the owner and recordholder thereof for all purposes.

      SECTION 6.03  Transfers of Shares. Registration of transfers of Shares
                    -------------------
shall be made only in the stock ledger of the Corporation upon request of the registered holder of such Shares, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and upon the surrender of the certificate or certificates evidencing such Shares properly endorsed or accompanied by a stock power duly executed, together with such proof of the authenticity of signatures as the Corporation may reasonably require.

      SECTION 6.04  Addresses of Stockholders. Each Stockholder shall designate
                    -------------------------
to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to such Stockholder, and, if any Stockholder shall fail to so designate such an address, corporate notices may be served upon such Stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the Corporation or at the last known mailing address of such Stockholder.

      SECTION 6.05  Lost, Destroyed and Mutilated Certificates. Each
                    ------------------------------------------
recordholder of Shares shall promptly notify the Corporation of any loss, destruction or mutilation of any certificate or certificates evidencing any Share or Shares of which he is the recordholder. The Board may, in its discretion, cause the Corporation to issue a new certificate in place of any certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction, and the Board may, in its discretion, require the recordholder of the Shares evidenced by the lost, stolen or destroyed certificate or his legal representative to give the Corporation a bond sufficient to indemnify the Corporation against any claim made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

      SECTION 6.06  Regulations. The Board may make such other rules and
                    -----------
regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates evidencing Shares.

      SECTION 6.07  Fixing Date for Determination of Stockholders of Record. In
                    -------------------------------------------------------
order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or to express consent to, or to dissent from, corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other such action. A determination of the Stockholders entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new
                             --------  -------
record date for the adjourned meeting.


                                   ARTICLE VII

                                      SEAL

      SECTION 7.01  Seal. The Board may approve and adopt a corporate seal,
                    ----
which shall be in the form of a circle and shall bear the full name of the Corporation, the year of its incorporation and the words "Corporate Seal Delaware".


                                 ARTICLE VIII

                                  FISCAL YEAR

      SECTION 8.01  Fiscal Year. The fiscal year of the Corporation shall end on
                    -----------
the thirty-first day of December of each year unless changed by resolution of the Board.


                                    ARTICLE IX

                     VOTING OF SHARES IN OTHER CORPORATIONS

      SECTION 9.01  Voting of Shares in Other Corporations. Shares in other
                    --------------------------------------
corporations which are held by the Corporation may be represented and voted by the Chairman, President or a Vice President of the Corporation or by proxy or proxies appointed by one of them. The Board may, however, appoint some other person to vote the shares.


                                    ARTICLE X

                                INDEMNIFICATION

      SECTION 10.01 Indemnification. The Corporation shall indemnify, in the
                    ---------------
manner and to the full extent permitted by law, any person (or the estate of any person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the

Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Where required by law, the indemnification provided for herein shall be made only as authorized in the specific case upon a determination in the manner provided by law, that indemnification of the director, officer,employee or agent is proper in the circumstances. The Corporation may, to the full extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. To the full extent permitted by law, the indemnification provided herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, and, in the manner provided by law, any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the full extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.


                                    ARTICLE XI

                                   AMENDMENTS

      SECTION 11.01 Amendments.  Any By-law (including these By-laws) may be
                    ----------
adopted, amended or repealed by the vote of the recordholders of a majority of the Shares then entitled to vote at an election of Directors or by written consent of Stockholders pursuant to Section 2.09 hereof, or by vote of the Board or by a written consent of Directors pursuant to Section 3.08 hereof.

               AMENDMENT TO BY-LAWS OF PRIME RESPONSE GROUP INC.




The following sentence shall be added to the end of Section 3.02:

     "The number of Directors may be changed from time to time by action of the Stockholders or action of the Board."





                                  Approved and adopted by the Board of Directors On November 1, 1997